Exhibit 99.1

October 14, 2004

FOR IMMEDIATE RELEASE

Contacts:

ANALYSTS		MEDIA
Tom A. Nicholson	Scott E. Reed	Bob Denham
Executive Vice President	Sr. Exec. Vice President	Senior Vice President
Investor Relations	Chief Financial Officer	Public Relations
(336) 733-3058	(336) 733-3088	(910) 914-9073

BB&T reports record net income of $412.9 million

WINSTON-SALEM, N.C. — BB&T Corporation (NYSE: BBT) reported today record third quarter net income totaling $412.9 million, or $.74 per diluted share, compared with $115.9 million, or $.21 per diluted share, earned in the third quarter of 2003. These results reflect increases of 256.3% and 252.4%, respectively, compared to the third quarter last year. Net income and diluted earnings per share for the third quarter of 2003 reflect $248.5 million in after-tax losses resulting from an early extinguishment of debt and $14.8 million in net after-tax merger-related charges.

Operating earnings for the third quarter of 2004 totaled $410.9 million, or $.74 per diluted share, excluding $2.0 million in net after-tax merger-related gains, which were primarily related to sales of facilities. Excluding the effects of merger-related items and nonrecurring charges from both 2004 and 2003, operating earnings and operating diluted earnings per share for the third quarter of 2004 increased 8.3% and 8.8%, respectively, compared with the third quarter of 2003.

BB&T’s third quarter net income produced annualized returns on average assets and average shareholders’ equity of 1.69% and 15.42%, respectively, compared to prior year returns of .51% and 4.50%, respectively.

Cash basis operating results exclude the unamortized balances of intangibles from assets and shareholders’ equity and exclude the amortization of intangibles, the net amortization of purchase accounting mark-to-market adjustments and merger-related items from earnings. Cash basis operating earnings totaled $430.2 million for the third quarter of 2004, an increase of 8.6% compared to the third quarter of 2003. Current quarter cash basis diluted earnings per share increased 8.5% to $.77, compared to $.71 earned during the same period in 2003. Cash basis operating earnings for the third quarter of 2004 produced an annualized return on average tangible assets of 1.85% and an annualized return on average tangible shareholders’ equity of 28.50%.

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“I am very pleased to report strong results for the third quarter of 2004,” said Chairman and Chief Executive Officer John A. Allison. “Building on momentum from the second quarter, our results reflect continued improvement in our already excellent asset quality and an increase in our net interest margin. I am also very pleased with our progress in becoming a more efficient company. Our third quarter cash basis efficiency ratio was our strongest in almost three years and reflects the successful integration of past mergers and the implementation of internal cost control initiatives. We also grew our noninterest income generating businesses and are seeing reasonably strong growth in commercial and consumer loans. Given these trends, I remain optimistic about our future performance.”

For the first nine months of 2004, BB&T’s net income was $1.14 billion, an increase of 50.2% compared to $759.9 million earned in the first nine months of 2003. Diluted earnings per share for the first nine months of 2004 totaled $2.05 compared to $1.51 earned in 2003. Excluding $4.5 million in net after-tax merger-related charges from 2004 and $287.1 million in net after-tax merger-related and nonrecurring charges from 2003, operating earnings for the first nine months of 2004 were $1.15 billion, an increase of 9.5% compared to operating earnings in 2003. Operating diluted earnings per share totaled $2.06 for the first nine months of 2004.

Asset Quality Remains Excellent – Improves Further in 3rd Quarter

BB&T’s asset quality continued to improve during the third quarter and remains very strong compared to the industry. Nonperforming assets, as a percentage of total assets, decreased to .40% at Sept. 30, compared to .42% at June 30 and .49% at Sept. 30, 2003. Annualized net charge-offs were ..34% of average loans and leases for the third quarter of 2004, equal to the .34% achieved in the second quarter of 2004 and down from .40% in the third quarter of 2003. These levels of nonperforming assets and quarterly net charge-offs are the lowest experienced by BB&T in more than three years. Excluding losses at BB&T’s specialized lending subsidiaries, annualized net charge-offs for the current quarter were .19% of average loans and leases compared to .24% in the second quarter of 2004 and .30% in the third quarter of 2003.

Average Loans Grow 8.7%

Average loans and leases totaled $66.9 billion for the third quarter of 2004, an increase of 8.7% compared to the third quarter of 2003. Excluding the impact of growth resulting from acquisitions and a $1.0 billion mortgage loan securitization completed during the third quarter, average loan growth was 6.5% compared to the third quarter of 2003. This growth was led by consumer loans, which increased 8.0%, excluding the impact of acquisitions, compared to the third quarter of 2003, and commercial loans, which grew 6.0%, excluding acquisitions, compared to the third quarter last year.

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Noninterest Expenses Decline – Reflecting the Integration of Past Mergers

BB&T’s noninterest expenses totaled $716.6 million for the third quarter, a decrease of $34.0 million compared to the second quarter of 2004. Excluding merger-related items and growth resulting from purchase acquisitions, noninterest expenses declined 7.1% compared to the third quarter of 2003. The decline in noninterest expenses resulted in a cash basis operating efficiency ratio of 48.8% for the third quarter of 2004, the lowest level achieved in almost three years.

Growth in Noninterest Income Remains Solid

BB&T’s noninterest income generating businesses continued to show overall growth in the third quarter of 2004 despite a significant decline in income from mortgage banking. Total noninterest income was $538.9 million for the third quarter of 2004, an increase of 5.2% compared with the same period in 2003. Excluding fluctuations in income from mortgage banking and securities gains and losses, noninterest income increased 19.0% compared with last year. The growth was led by increased revenues from insurance operations, service charges on deposit accounts and other nondeposit fees and commissions.

The continued expansion of BB&T’s insurance agency network and brokerage operations through both acquisitions and internal growth resulted in insurance commissions totaling $163.4 million for the third quarter, a 57.7% increase compared with $103.6 million earned during the third quarter of 2003. Revenues from BB&T’s insurance operations were the largest source of noninterest income during the quarter. Excluding the effect of acquisitions, third quarter insurance commissions from BB&T’s agency and brokerage operations increased 6.8% compared to the third quarter of 2003.

Service charges for deposit-related services totaled $135.5 million during the third quarter of 2004, an increase of 11.1% compared to the third quarter of 2003. Excluding the effect of acquisitions, service charges on deposits for the third quarter of 2004 increased 9.8% compared to the third quarter last year.

Other service charges, commissions and fees totaled $82.8 million for the third quarter of 2004, an increase of $9.5 million, or 12.9%, compared to the third quarter of 2003. This increase was generated primarily by growth in bankcard fees, merchant-related services and debit card related services. Excluding the effect of acquisitions, other service charges, commissions and fees increased 11.9% compared to the third quarter last year.

Revenues from mortgage banking operations totaled $28.1 million for the third quarter of 2004, a decrease of $70.2 million compared to $98.3 million for the third quarter last year. Current quarter earnings include a $5.0 million net write-down of the valuation allowance offsetting mortgage servicing rights, as lower mortgage rates have decreased the value of these assets. This is compared to a $69.8 million net recapture recorded in the third quarter of 2003, when rates for mortgages were rising.

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Income Taxes

BB&T’s operating provision for income taxes totaled $206.9 million for the third quarter of 2004, an increase of 25.4% compared with the third quarter last year. The increase reflects a rise in BB&T’s effective tax rate, which was 33.5% on an operating basis in the third quarter of 2004.

BB&T also announced today the filing of a lawsuit in the U.S. District Court in Greensboro, N.C. to pursue a refund of $3.3 million in taxes plus interest assessed by the Internal Revenue Service (IRS) related to a leveraged lease transaction entered into by BB&T during 1997. BB&T paid this assessment during 2003 and filed a refund claim which was denied by the IRS in the second quarter of 2004. Management continues to believe that BB&T’s treatment of this transaction was appropriate and in compliance with the tax law and regulations applicable to 1997 and has determined that this action is necessary in order to protect BB&T’s interests.

At Sept. 30, BB&T had $97.9 billion in assets and operated more than 1,400 banking offices in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Maryland, Tennessee, Florida, Alabama, Indiana and Washington, D.C. BB&T’s common stock is traded on the New York Stock Exchange under the trading symbol BBT. The closing price of BB&T’s common stock on Oct. 13 was $39.49 per share.

For additional information about BB&T’s financial performance, company news, products and services, please visit our Web site at www.BBandT.com.

Earnings Webcast

To hear a live webcast of BB&T’s third quarter 2004 earnings conference call at 10:30 a.m. (EDT) today, please visit our Web site at www.BBandT.com/Investor. Replays of the conference call will be available through our Web site until 5 p.m. (EDT) on Friday, Oct. 29.

#

This press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles (“GAAP”). BB&T’s management uses these non-GAAP measures in their analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of charges, expenses and gains related to the consummation of mergers and acquisitions, and costs related to the integration of merged entities, as well as the amortization of intangibles and purchase accounting mark-to-market adjustments in the case of “cash basis” performance measures. These non-GAAP measures may also exclude other significant gains, losses or expenses that are unusual in nature and not expected to recur. Since these items and their impact on BB&T’s performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of BB&T’s core businesses. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to BB&T’s filings with the Securities and Exchange Commission for a summary of important factors that could affect BB&T’s forward-looking statements. BB&T undertakes no obligation to revise these statements following the date of this press release.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Executive Vice President	(336) 733-3058
Page 5	Investor Relations	FAX (336) 733-3132

	For the Three Months Ended		Increase (Decrease)
(Dollars in thousands, except per share data)	9/30/04	9/30/03	$	%
OPERATING EARNINGS STATEMENTS (1)
Interest income - taxable equivalent	$1,179,010	$1,125,056	$53,954	4.8%
Interest expense	303,282	292,110	11,172	3.8
Net interest income - taxable equivalent	875,728	832,946	42,782	5.1
Less: Taxable equivalent adjustment	20,072	26,488	(6,416)	(24.2)
Net interest income	855,656	806,458	49,198	6.1
Provision for loan and lease losses	57,000	65,000	(8,000)	(12.3)
Net interest income after provision for loan and lease losses	798,656	741,458	57,198	7.7
Noninterest income (2)	538,863	512,103	26,760	5.2
Noninterest expense (3)	719,666	709,248	10,418	1.5
Operating earnings before income taxes	617,853	544,313	73,540	13.5
Provision for income taxes	206,933	165,055	41,878	25.4
Operating earnings (1)	$410,920	$379,258	$31,662	8.3%

PER SHARE DATA BASED ON OPERATING EARNINGS (1)
Basic earnings	$.74	$.69	$.05	7.2%
Diluted earnings	.74	.68	.06	8.8
Weighted average shares -
Basic	553,944,042	551,018,984
Diluted	558,576,819	555,543,993
Dividends paid per common share	$.35	$.32	$.03	9.4%

PERFORMANCE RATIOS BASED ON OPERATING EARNINGS (1)
Return on average assets	1.68%	1.66%
Return on average equity	15.35	14.73
Net yield on earning assets (taxable equivalent)	4.07	4.17
Efficiency ratio (taxable equivalent) (4)	50.7	53.0

CASH BASIS PERFORMANCE BASED ON OPERATING EARNINGS (1)(5)
Cash basis operating earnings	$430,155	$395,987	$34,168	8.6%
Diluted earnings per share	.77	.71	.06	8.5
Return on average tangible assets	1.85%	1.81%
Return on average tangible equity	28.50	25.62
Efficiency ratio (taxable equivalent) (4)	48.8	51.2

	For the Three Months Ended		Increase (Decrease)
(Dollars in thousands, except per share data)	9/30/04	9/30/03	$	%
INCOME STATEMENTS
Interest income	$1,158,938	$1,098,568	$60,370	5.5%
Interest expense	303,282	292,110	11,172	3.8
Net interest income	855,656	806,458	49,198	6.1
Provision for loan and lease losses	57,000	65,000	(8,000)	(12.3)
Net interest income after provision for loan and lease losses	798,656	741,458	57,198	7.7
Noninterest income	538,863	512,103	26,760	5.2
Noninterest expense	716,607	1,116,966	(400,359)	(35.8)
Income before income taxes	620,912	136,595	484,317	354.6
Provision for income taxes	208,027	20,704	187,323	904.8
Net income	$412,885	$115,891	$296,994	256.3%

PER SHARE DATA
Basic earnings	$.75	$.21	$.54	257.1%
Diluted earnings	.74	.21	.53	252.4
Weighted average shares -
Basic	553,944,042	551,018,984
Diluted	558,576,819	555,543,993

PERFORMANCE RATIOS BASED ON NET INCOME
Return on average assets	1.69%	.51%
Return on average equity	15.42	4.50
Efficiency ratio (taxable equivalent) (4)	50.5	83.7

NOTES: Applicable ratios are annualized.

(1)	Operating earnings exclude the effect of merger-related charges or credits and nonrecurring items. These amounts totaled $(2.0 million) and $263.4 million, net of tax, in the third quarters of 2004 and 2003, respectively. See Reconciliation Tables included herein.
(2)	Excluding purchase accounting transactions, noninterest income would have decreased approximately 5.1% for the quarter, compared to the same period in 2003.
(3)	Excluding purchase accounting transactions, noninterest expense would have decreased approximately 7.1% for the quarter, compared to the same period in 2003.
(4)	Excludes securities gains (losses), foreclosed property expense, provisions for or recaptures of the impairment of mortgage servicing rights, and gains or losses on mortgage banking-related derivatives. Cash basis and operating ratios also exclude merger-related items and nonrecurring charges, where applicable. See Reconciliation Tables included herein.
(5)	Cash basis performance information excludes the effect on earnings of amortization expense applicable to intangible assets, the unamortized balances of intangibles from assets and equity, and the net amortization of purchase accounting mark-to-market adjustments. See Reconciliation Tables included herein.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Executive Vice President	(336) 733-3058
Page 6	Investor Relations	FAX (336) 733-3132

	For the Nine Months Ended		Increase (Decrease)
(Dollars in thousands, except per share data)	9/30/04	9/30/03	$	%
OPERATING EARNINGS STATEMENTS (1)
Interest income - taxable equivalent	$3,420,120	$3,283,644	$136,476	4.2%
Interest expense	856,659	996,923	(140,264)	(14.1)
Net interest income - taxable equivalent	2,563,461	2,286,721	276,740	12.1
Less: Taxable equivalent adjustment	61,279	84,665	(23,386)	(27.6)
Net interest income	2,502,182	2,202,056	300,126	13.6
Provision for loan and lease losses	183,500	189,500	(6,000)	(3.2)
Net interest income after provision for loan and lease losses	2,318,682	2,012,556	306,126	15.2
Noninterest income (2)	1,590,696	1,418,120	172,576	12.2
Noninterest expense (3)	2,197,862	1,927,686	270,176	14.0
Operating earnings before income taxes	1,711,516	1,502,990	208,526	13.9
Provision for income taxes	565,495	456,005	109,490	24.0
Operating earnings (1)	$1,146,021	$1,046,985	$99,036	9.5%

PER SHARE DATA BASED ON OPERATING EARNINGS (1)
Basic earnings	$2.08	$2.10	$(.02)	(1.0	) %
Diluted earnings	2.06	2.09	(.03)	(1.4)
Weighted average shares -
Basic	551,529,609	498,048,765
Diluted	555,547,611	502,026,007
Dividends paid on common shares	$.99	$.90	$.09	10.0%

PERFORMANCE RATIOS BASED ON OPERATING EARNINGS (1)
Return on average assets	1.60%	1.67%
Return on average equity	14.59	16.49
Net yield on earning assets (taxable equivalent)	4.06	4.12
Noninterest income as a percentage of total income (taxable equivalent) (4)	37.9	37.6
Efficiency ratio (taxable equivalent) (4)	52.8	52.2

CASH BASIS PERFORMANCE BASED ON OPERATING EARNINGS (1)(5)
Cash basis operating earnings	$1,207,586	$1,071,986	$135,600	12.6%
Diluted earnings per share	2.17	2.14	.03	1.4
Return on average tangible assets	1.77%	1.77%
Return on average tangible equity	26.96	24.45
Efficiency ratio (taxable equivalent) (4)	50.7	51.2

	For the Nine Months Ended		Increase (Decrease)
(Dollars in thousands, except per share data)	9/30/04	9/30/03	$	%
INCOME STATEMENTS
Interest income	$3,358,841	$3,198,979	$159,862	5.0%
Interest expense	856,659	996,923	(140,264)	(14.1)
Net interest income	2,502,182	2,202,056	300,126	13.6
Provision for loan and lease losses	183,500	189,500	(6,000)	(3.2)
Net interest income after provision for loan and lease losses	2,318,682	2,012,556	306,126	15.2
Noninterest income	1,590,696	1,418,120	172,576	12.2
Noninterest expense	2,205,244	2,371,974	(166,730)	(7.0)
Income before income taxes	1,704,134	1,058,702	645,432	61.0
Provision for income taxes	562,643	298,826	263,817	88.3
Net income	$1,141,491	$759,876	$381,615	50.2%

PER SHARE DATA
Basic earnings	$2.07	$1.53	$.54	35.3%
Diluted earnings	2.05	1.51	.54	35.8
Weighted average shares -
Basic	551,529,609	498,048,765
Diluted	555,547,611	502,026,007

PERFORMANCE RATIOS BASED ON NET INCOME
Return on average assets	1.60%	1.21%
Return on average equity	14.53	11.97
Efficiency ratio (taxable equivalent) (4)	53.0	64.4

NOTES: Applicable ratios are annualized.

(1)	Operating earnings exclude the effect of merger-related and nonrecurring charges. These charges totaled $4.5 million and $287.1 million, net of tax, for the first nine months of 2004 and 2003, respectively. See Reconciliation Tables included herein.
(2)	Excluding purchase accounting transactions, noninterest income would have decreased approximately 2.0% for the nine months ended September 30, 2004 compared to 2003.
(3)	Excluding purchase accounting transactions, noninterest expense would have decreased approximately 3.4% for the nine months ended September 30, 2004 compared to 2003.
(4)	Excludes securities gains (losses), foreclosed property expense, provisions for or recaptures of the impairment of mortgage servicing rights, and gains or losses on mortgage banking-related derivatives. Cash basis and operating ratios also exclude merger-related items and nonrecurring charges, where applicable. See Reconciliation Tables included herein.
(5)	Cash basis performance information excludes the effect on earnings of amortization expense applicable to intangible assets, the unamortized balances of intangibles from assets and equity, and the net amortization of purchase accounting mark-to-market adjustments. See Reconciliation Tables included herein.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Executive Vice President	(336) 733-3058
Page 7	Investor Relations	FAX (336) 733-3132

	As of /For the Nine Months Ended		Increase (Decrease)
(Dollars in thousands)	9/30/04	9/30/03	$	%
CONSOLIDATED BALANCE SHEETS
End of period balances
Cash and due from banks	$1,800,195	$2,113,640	$(313,445)	(14.8	) %
Interest-bearing deposits with banks	286,414	281,439	4,975	1.8
Federal funds sold and other earning assets	256,097	321,986	(65,889)	(20.5)
Securities available for sale	18,481,720	16,032,688	2,449,032	15.3
Securities held to maturity	125	57,076	(56,951)	(99.8)
Trading securities	445,571	710,387	(264,816)	(37.3)

Total securities	18,927,416	16,800,151	2,127,265	12.7

Commercial loans and leases	33,857,536	30,939,186	2,918,350	9.4
Direct retail loans	13,607,244	11,791,148	1,816,096	15.4
Sales finance loans	6,215,235	6,164,851	50,384.8
Revolving credit loans	1,221,404	1,111,208	110,196	9.9
Mortgage loans	11,891,511	11,166,084	725,427	6.5

Total loans and leases	66,792,930	61,172,477	5,620,453	9.2

Allowance for loan and lease losses	816,588	791,527	25,061	3.2

Total earning assets	86,333,813	78,410,936	7,922,877	10.1

Premises and equipment, net	1,280,612	1,221,089	59,523	4.9
Goodwill	4,096,066	3,642,068	453,998	12.5
Other intangible assets	526,106	422,716	103,390	24.5
Other assets	4,731,149	5,171,092	(439,943)	(8.5)

Total assets	97,880,397	90,355,131	7,525,266	8.3

Noninterest-bearing deposits	12,217,201	10,909,953	1,307,248	12.0
Savings and interest checking	4,344,138	4,217,404	126,734	3.0
Money rate savings	22,806,829	20,231,596	2,575,233	12.7
CDs and other time deposits	26,385,428	25,936,345	449,083	1.7

Total deposits	65,753,596	61,295,298	4,458,298	7.3

Short-term borrowed funds	6,464,704	6,294,995	169,709	2.7
Long-term debt	11,145,504	9,837,910	1,307,594	13.3

Total interest-bearing liabilities	71,146,603	66,518,250	4,628,353	7.0

Other liabilities	3,721,712	2,712,096	1,009,616	37.2

Total liabilities	87,085,516	80,140,299	6,945,217	8.7

Total shareholders’ equity	$10,794,881	$10,214,832	$580,049	5.7%

Average balances
Securities, at amortized cost	$17,996,054	$17,098,464	$897,590	5.2%
Commercial loans and leases	32,694,998	29,665,696	3,029,302	10.2
Direct retail loans	12,942,017	10,208,466	2,733,551	26.8
Sales finance loans	6,223,531	4,427,999	1,795,532	40.5
Revolving credit loans	1,188,091	1,060,626	127,465	12.0
Mortgage loans	12,609,810	11,202,241	1,407,569	12.6

Total loans and leases	65,658,447	56,565,028	9,093,419	16.1

Allowance for loan and lease losses	808,864	747,833	61,031	8.2
Other earning assets	606,932	534,210	72,722	13.6

Total earning assets	84,261,433	74,197,702	10,063,731	13.6

Total assets	95,515,331	83,713,853	11,801,478	14.1

Noninterest-bearing deposits	11,429,899	9,024,764	2,405,135	26.7
Savings and interest checking	4,807,832	3,729,360	1,078,472	28.9
Money rate savings	21,559,799	17,565,056	3,994,743	22.7
CDs and other time deposits	26,468,662	25,173,205	1,295,457	5.1

Total deposits	64,266,192	55,492,385	8,773,807	15.8

Short-term borrowed funds	6,770,711	4,849,076	1,921,635	39.6
Long-term debt	10,683,588	12,308,015	(1,624,427)	(13.2)

Total interest-bearing liabilities	70,290,592	63,624,712	6,665,880	10.5

Total shareholders’ equity	$10,492,415	$8,489,258	$2,003,157	23.6%

	As of / For the Quarter Ended
(Dollars in thousands)	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03
MISCELLANEOUS INFORMATION (1)

Unrealized appreciation (depreciation) on securities available for sale, net of tax	$(48,057)	$(228,129)	$145,119	$11,450	$98,196
Derivatives (notional value)	17,346,172	19,980,873	20,219,582	14,608,690	9,625,035
Fair value of derivatives portfolio	116,599	23,345	214,865	136,025	184,467
Common stock prices:
High	40.46	37.91	38.80	39.69	38.19
Low	36.38	33.02	34.48	35.98	33.72
End of period	39.69	36.97	35.30	38.64	35.91
Weighted average shares -
Basic	553,944,042	554,041,770	546,576,484	544,871,908	551,018,984
Diluted	558,576,819	557,485,680	550,547,045	549,858,403	555,543,993
End of period shares outstanding	552,488,008	555,337,965	548,022,164	541,942,987	548,886,598
End of period banking offices	1,416	1,420	1,353	1,359	1,456
ATMs	1,927	1,911	1,848	1,880	1,948

NOTES: All items referring to loans and leases include loans held for sale and are net of unearned income.

(1)	BB&T had approximately 26,200 full-time equivalent employees at September 30, 2004.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Executive Vice President	(336) 733-3058
Page 8	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended
(Dollars in thousands, except per share data)	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03
OPERATING EARNINGS STATEMENTS (1)

Interest income - taxable equivalent

Interest and fees on loans and leases	$990,783	$952,389	$919,030	$925,614	$931,997
Interest and dividends on securities	185,284	185,476	179,639	186,210	191,261
Interest on short-term investments	2,943	2,067	2,509	2,316	1,798
Total interest income - taxable equivalent	1,179,010	1,139,932	1,101,178	1,114,140	1,125,056

Interest expense

Interest on deposits	181,790	172,689	166,777	171,380	184,168
Interest on short-term borrowed funds	25,948	17,968	17,395	15,033	14,651
Interest on long-term debt	95,544	89,094	89,454	89,451	93,291
Total interest expense	303,282	279,751	273,626	275,864	292,110

Net interest income - taxable equivalent	875,728	860,181	827,552	838,276	832,946

Less: Taxable equivalent adjustment	20,072	20,478	20,729	26,600	26,488

Net interest income	855,656	839,703	806,823	811,676	806,458

Provision for loan and lease losses	57,000	64,000	62,500	58,500	65,000

Net interest income after provision for loan and lease losses	798,656	775,703	744,323	753,176	741,458

Noninterest income

Service charges on deposits	135,521	131,445	122,763	122,120	121,981
Mortgage banking income	28,095	67,535	7,110	45,628	98,330
Investment banking and brokerage fees and commissions	59,834	63,624	76,598	68,667	65,805
Trust revenue	28,862	31,519	29,985	29,099	31,871
Insurance commissions	163,359	164,712	123,706	102,070	103,592
Other nondeposit fees and commissions	82,774	79,465	71,634	73,618	73,312
Securities gains (losses), net	6,590	2	(511)	(7,529)	(9,994)
Other noninterest income	33,828	35,353	46,893	37,342	27,206

Total noninterest income	538,863	573,655	478,178	471,015	512,103

Noninterest expense

Personnel expense	411,033	433,866	422,966	374,788	412,350
Occupancy and equipment expense	104,469	103,428	100,147	100,463	97,352
Foreclosed property expense	6,309	7,085	6,002	6,556	5,163
Amortization of intangibles	24,280	28,670	24,056	21,100	20,990
Other noninterest expense	173,575	176,811	175,165	179,778	173,393

Total noninterest expense	719,666	749,860	728,336	682,685	709,248

Operating earnings before income taxes	617,853	599,498	494,165	541,506	544,313
Provision for income taxes	206,933	199,041	159,521	164,657	165,055

Operating earnings (1)	$410,920	$400,457	$334,644	$376,849	$379,258

PER SHARE DATA BASED ON
OPERATING EARNINGS (1)

Basic earnings	$.74	$.72	$.61	$.69	$.69
Diluted earnings	.74	.72	.61	.69	.68
Dividends paid per common share	.35	.32	.32	.32	.32
Book value per share	19.54	18.95	19.03	18.33	18.61
Tangible book value per share (2)	11.17	10.56	11.01	10.92	11.20

PERFORMANCE RATIOS BASED ON
OPERATING EARNINGS (1)

Return on average assets	1.68%	1.66%	1.46%	1.66%	1.66%
Return on average equity	15.35	15.18	13.17	14.80	14.73
Net yield on earning assets (taxable equivalent)	4.07	4.02	4.09	4.22	4.17
Efficiency ratio (taxable equivalent) (3)	50.7	52.8	55.1	52.7	53.0
Noninterest income as a percentage of total income (taxable equivalent) (3)	37.7	38.8	36.9	34.7	37.3
Equity as a percentage of total assets at end of period	11.0	10.8	11.1	11.0	11.3
Average earning assets as a percentage of average total assets	88.4	88.2	88.1	87.9	87.6
Average loans and leases as a percentage of average deposits	102.5	101.3	102.7	100.7	99.4

CASH BASIS PERFORMANCE BASED ON
OPERATING EARNINGS (1) (4)

Cash basis operating earnings	$430,155	$422,466	$354,965	$393,646	$395,987
Diluted earnings per share	.77	.76	.64	.72	.71
Return on average tangible assets	1.85%	1.83%	1.62%	1.81%	1.81%
Return on average tangible equity	28.50	28.41	23.93	25.84	25.62
Efficiency ratio (taxable equivalent) (3)	48.8	50.5	52.9	50.8	51.2

NOTES: Applicable ratios are annualized.

(1)	Operating earnings exclude the effect of merger-related charges or credits and nonrecurring items. These amounts totaled $(2.0 million), $351 thousand, $6.1 million, $71.8 million, and $263.4 million, net of tax, for the quarters ended September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003, respectively. See Reconciliation Tables included herein.
(2)	Excludes the carrying value of goodwill and other intangible assets from shareholders’ equity.
(3)	Excludes securities gains (losses), foreclosed property expense, provisions for or recaptures of the impairment of mortgage servicing rights, gains or losses on mortgage banking-related derivatives, merger-related charges and nonrecurring charges, where applicable. See Reconciliation Tables included herein.
(4)	Cash basis operating performance information excludes the effect on earnings of amortization expense applicable to intangible assets, the unamortized balances of intangibles from assets and equity, and the net amortization of purchase accounting mark-to-market adjustments. See Reconciliation Tables included herein.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Executive Vice President	(336) 733-3058
Page 9	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended
(Dollars in thousands, except per share data)	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03
INCOME STATEMENTS
Interest income
Interest and fees on loans and leases	$983,904	$945,561	$912,156	$982,319	$920,451
Interest and dividends on securities	172,091	171,826	165,784	171,178	176,319
Interest on short-term investments	2,943	2,067	2,509	2,316	1,798
Total interest income	1,158,938	1,119,454	1,080,449	1,155,813	1,098,568

Interest expense

Interest on deposits	181,790	172,689	166,777	171,380	184,168
Interest on short-term borrowed funds	25,948	17,968	17,395	15,033	14,651
Interest on long-term debt	95,544	89,094	89,454	89,451	93,291
Total interest expense	303,282	279,751	273,626	275,864	292,110

Net interest income	855,656	839,703	806,823	879,949	806,458

Provision for loan and lease losses	57,000	64,000	62,500	58,500	65,000

Net interest income after provision for loan and lease losses	798,656	775,703	744,323	821,449	741,458

Noninterest income

Service charges on deposits	135,521	131,445	122,763	122,120	121,981
Mortgage banking income	28,095	67,535	7,110	45,628	98,330
Investment banking and brokerage fees and commissions	59,834	63,624	76,598	68,667	65,805
Trust revenue	28,862	31,519	29,985	29,099	31,871
Insurance commissions	163,359	164,712	123,706	102,070	103,592
Other nondeposit fees and commissions	82,774	79,465	71,634	73,618	73,312
Securities gains (losses), net	6,590	2	(511)	(7,529)	(9,994)
Other noninterest income	33,828	35,353	46,893	37,342	27,206

Total noninterest income	538,863	573,655	478,178	471,015	512,103

Noninterest expense

Personnel expense	411,033	433,866	422,966	374,788	412,350
Occupancy and equipment expense	104,469	103,428	100,147	100,463	97,352
Foreclosed property expense	6,309	7,085	6,002	6,556	5,163
Amortization of intangibles	24,280	28,670	24,056	21,100	20,990
Merger-related and restructuring charges (gains)	(3,059)	791	9,650	51,451	22,820
Loss on early extinguishment of debt	—	—	—	—	384,898
Other noninterest expense	173,575	176,811	175,165	179,778	173,393

Total noninterest expense	716,607	750,651	737,986	734,136	1,116,966

Income before income taxes	620,912	598,707	484,515	558,328	136,595
Provision for income taxes	208,027	198,601	156,015	253,301	20,704

Net income	$412,885	$400,106	$328,500	$305,027	$115,891

PER SHARE DATA

Basic earnings	$.75	$.72	$.60	$.56	$.21
Diluted earnings	.74	.72	.60	.55	.21

	For the Quarter Ended
	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03
ANNUALIZED INTEREST YIELDS / RATES (1)

Interest income:

Securities and other earning assets:
U.S. Government securities and other earning assets	3.75%	3.83%	3.91%	4.12%	4.07%
Mortgage-backed securities	4.42	4.19	4.91	5.03	5.05
State and municipal securities	6.45	6.58	6.46	6.30	6.28
Trading securities	3.94	1.89	1.45	3.70	2.28

Total securities and other earning assets	3.96	3.96	4.07	4.30	4.28

Loans:
Commercial loans and leases	5.40	5.22	5.31	5.42	5.44
Consumer loans	6.90	6.65	6.77	6.83	7.08
Mortgage loans	5.57	5.55	5.72	5.98	5.82

Total loans	5.90	5.72	5.84	5.96	6.02

Total earning assets	5.47	5.33	5.45	5.60	5.62

Interest expense:

Interest-bearing deposits:

Savings and interest checking	.22	.20	.21	.24	.27
Money rate savings	.75	.64	.61	.63	.65
CDs and other time deposits	2.09	1.98	2.07	2.11	2.23

Total interest-bearing deposits	1.36	1.28	1.32	1.35	1.44

Short-term borrowed funds	1.47	1.08	1.06	.98	.99
Long-term debt	3.54	3.36	3.38	3.55	3.60

Total interest-bearing liabilities	1.70	1.57	1.62	1.65	1.73

Net yield on earning assets	4.07%	4.02%	4.09%	4.22%	4.17%

NOTES: (1) Fully taxable equivalent yields. Excludes nonrecurring items. Securities yields calculated based on amortized cost.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Executive Vice President	(336) 733-3058
Page 10	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended
(Dollars in thousands)	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03
SELECTED BALANCE SHEET DATA

End of period balances

Securities available for sale	$18,481,720	$17,477,628	$17,584,687	$15,562,954	$16,032,688
Securities held to maturity	125	125	125	60,122	57,076
Trading securities	445,571	388,998	364,481	693,819	710,387

Total securities	18,927,416	17,866,751	17,949,293	16,316,895	16,800,151

Commercial loans and leases	33,857,536	33,397,400	31,743,612	31,335,752	30,939,186
Direct retail loans	13,607,244	13,314,629	12,447,494	12,130,101	11,791,148
Sales finance loans	6,215,235	6,288,337	6,190,940	6,035,662	6,164,851
Revolving credit loans	1,221,404	1,204,479	1,167,467	1,180,480	1,111,208
Mortgage loans	11,891,511	12,831,806	12,821,573	11,623,391	11,166,084

Total loans and leases	66,792,930	67,036,651	64,371,086	62,305,386	61,172,477

Allowance for loan and lease losses	816,588	816,330	790,271	784,937	791,527
Other earning assets	542,511	490,738	510,292	604,006	603,425
Total earning assets	86,333,813	85,745,148	82,607,385	79,208,578	78,410,936

Total assets	97,880,397	97,348,285	94,281,503	90,466,613	90,355,131

Noninterest-bearing deposits	12,217,201	12,017,270	11,500,136	11,098,251	10,909,953
Savings and interest checking	4,344,138	4,506,042	4,379,735	4,307,069	4,217,404
Money rate savings	22,806,829	22,428,015	20,569,144	20,348,969	20,231,596
CDs and other time deposits	26,385,428	27,711,563	27,675,877	23,595,496	25,936,345

Total deposits	65,753,596	66,662,890	64,124,892	59,349,785	61,295,298

Short-term borrowed funds	6,464,704	6,232,126	5,748,572	7,334,900	6,294,995
Long-term debt	11,145,504	10,524,646	10,625,382	10,807,700	9,837,910

Total interest-bearing liabilities	71,146,603	71,402,392	68,998,710	66,394,134	66,518,250

Total shareholders’ equity	10,794,881	10,524,713	10,426,828	9,934,731	10,214,832

Goodwill	4,096,066	4,076,888	3,837,956	3,616,526	3,642,068
Core deposit and other intangibles	526,106	586,199	552,527	401,944	422,716

Total intangibles	4,622,172	4,663,087	4,390,483	4,018,470	4,064,784

Mortgage servicing rights	$340,535	$371,118	$256,341	$334,931	$327,377

Average balances

Securities, at amortized cost	$18,416,752	$18,378,505	$17,188,281	$16,937,451	$17,423,216

Commercial loans and leases	33,529,888	33,085,067	31,460,865	30,919,252	30,746,686
Direct retail loans	13,456,234	13,094,968	12,269,198	11,931,318	11,597,522
Sales finance loans	6,252,329	6,252,607	6,165,341	6,278,763	6,285,902
Revolving credit loans	1,210,728	1,184,780	1,168,516	1,136,268	1,098,690
Mortgage loans	12,429,128	13,246,064	12,156,224	11,425,458	11,790,843

Total loans and leases	66,878,307	66,863,486	63,220,144	61,691,059	61,519,643

Allowance for loan and lease losses	821,050	818,852	786,556	794,394	792,914
Other earning assets	569,256	554,295	697,659	590,519	633,744

Total earning assets	85,864,315	85,796,286	81,106,084	79,219,029	79,576,603

Total assets	97,129,491	97,286,405	92,112,359	90,116,726	90,845,816

Noninterest-bearing deposits	11,876,112	11,663,685	10,744,997	10,967,480	11,023,396
Savings and interest checking	4,813,519	5,034,541	4,575,373	4,425,717	4,497,102
Money rate savings	22,636,090	21,801,020	20,230,460	20,162,364	20,018,836
CDs and other time deposits	25,920,707	27,497,580	25,993,720	25,712,445	26,350,439

Total deposits	65,246,428	65,996,826	61,544,550	61,268,006	61,889,773

Short-term borrowed funds	7,029,258	6,682,835	6,597,199	6,006,630	5,763,994
Long-term debt	10,759,965	10,668,414	10,621,546	9,936,570	10,205,592

Total interest-bearing liabilities	71,159,539	71,684,390	68,018,298	66,243,726	66,835,963

Total shareholders’ equity	$10,648,868	$10,608,131	$10,218,527	$10,099,916	$10,215,142

SELECTED CAPITAL INFORMATION (1)
Risk-based capital:
Tier 1	$6,579,668	$6,459,729	$6,218,081	$6,166,160	$6,274,986
Total	9,884,833	8,497,373	8,270,138	8,211,674	8,683,707
Risk-weighted assets	70,716,926	70,349,535	67,264,355	65,511,840	65,442,593
Average quarterly tangible assets	92,913,443	92,923,669	87,835,595	86,157,150	86,828,988
Risk-based capital ratios:
Tier 1	9.3%	9.2%	9.2%	9.4%	9.6%
Total	14.0	12.1	12.3	12.5	13.3
Leverage capital ratio	7.1	7.0	7.1	7.2	7.2

Equity as a percentage of total assets	11.0	10.8	11.1	11.0	11.3

Book value per share	$19.54	$18.95	$19.03	$18.33	$18.61
Tangible book value per share (2)	11.17	10.56	11.01	10.92	11.20

NOTES: All items referring to loans and leases include loans held for sale and are net of unearned income.

(1)	Current quarter risk-based capital information is preliminary.
(2)	Excludes the carrying value of goodwill and other intangible assets from shareholders’ equity.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Executive Vice President	(336) 733-3058
Page 11	Investor Relations	FAX (336) 733-3132

As of / For the Quarter Ended
(Dollars in thousands)	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03
ASSET QUALITY ANALYSIS

Allowance For Loan and Lease Losses
Beginning balance	$816,330	$790,271	$784,937	$791,527	$719,576
Allowance for acquired (sold) loans, net	(170)	19,284	—	—	68,768
Provision for loan and lease losses	57,000	64,000	62,500	58,500	65,000
Charge-offs
Commercial loans and leases	(23,858)	(23,740)	(22,176)	(38,577)	(27,194)
Direct retail loans	(12,170)	(11,538)	(11,295)	(12,395)	(10,340)
Sales finance loans	(22,225)	(21,664)	(22,518)	(21,856)	(23,309)
Revolving credit loans	(12,383)	(12,531)	(14,286)	(12,279)	(12,387)
Mortgage loans	(1,207)	(1,916)	(1,375)	(1,733)	(1,523)

Total charge-offs	(71,843)	(71,389)	(71,650)	(86,840)	(74,753)

Recoveries
Commercial loans and leases	6,210	4,216	6,057	13,703	4,102
Direct retail loans	2,090	2,675	2,489	2,442	3,269
Sales finance loans	4,317	4,165	3,511	3,279	3,305
Revolving credit loans	2,555	2,557	2,178	2,205	2,155
Mortgage loans	99	551	249	121	105

Total recoveries	15,271	14,164	14,484	21,750	12,936

Net charge-offs	(56,572)	(57,225)	(57,166)	(65,090)	(61,817)

Ending balance	$816,588	$816,330	$790,271	$784,937	$791,527

Nonperforming Assets
Nonaccrual loans and leases:
Commercial loans and leases	$173,303	$199,718	$218,111	$219,558	$226,655
Direct retail loans	48,792	50,968	52,426	50,085	47,618
Sales finance loans	15,484	13,152	12,062	13,082	14,182
Revolving credit loans	374	369	367	342	354
Mortgage loans	62,871	61,132	62,756	67,373	66,611

Total nonaccrual loans and leases	300,824	325,339	345,722	350,440	355,420

Foreclosed real estate	67,329	68,035	74,832	78,964	70,178
Other foreclosed property	20,821	18,995	21,247	17,106	20,902
Restructured loans	563	566	573	592	613

Nonperforming assets	$389,537	$412,935	$442,374	$447,102	$447,113

Loans 90 days or more past due and still accruing:
Commercial loans and leases	$11,463	$11,180	$18,885	$17,759	$34,965
Direct retail loans	22,382	21,015	20,359	25,695	24,019
Sales finance loans	20,766	20,732	26,091	27,863	18,379
Revolving credit loans	4,797	4,116	4,644	5,601	4,626
Mortgage loans	40,397	38,698	33,917	39,840	39,918

Total loans 90 days or more past due and still accruing	99,805	95,741	103,896	116,758	121,907

Loans 90 days or more past due and still accruing as a percentage of total loans and leases	.15%	.14%	.16%	.19%	.20%

Asset Quality Ratios
Nonaccrual and restructured loans and leases as a percentage of total loans and leases	.45%	.49%	.54%	.56%	.58%
Nonperforming assets as a percentage of:
Total assets	.40	.42	.47	.49	.49
Loans and leases plus foreclosed property	.58	.62	.69	.72	.73
Net charge-offs as a percentage of average loans and leases	.34	.34	.36	.42	.40
Net charge-offs excluding specialized lending as a percentage of average loans and leases (1)	.19	.24	.25	.31	.30
Allowance for loan and lease losses as a percentage of loans and leases	1.22	1.22	1.23	1.26	1.29
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.23	1.23	1.25	1.27	1.32
Ratio of allowance for loan and lease losses to:
Net charge-offs	3.63	x	3.55	x	3.44	x	3.04	x	3.23	x
Nonaccrual and restructured loans and leases	2.71	2.50	2.28	2.24	2.22

NOTES: All items referring to loans and leases include loans held for sale and are net of unearned income. Applicable ratios are annualized.

(1)	Excludes net charge-offs and average loans from BB&T’s specialized lending subsidiaries.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Executive Vice President	(336) 733-3058
Page 12	Investor Relations	FAX (336) 733-3132

	As of / For the Nine Months Ended		Increase (Decrease)
	9/30/04	9/30/03	$	%
Allowance For Loan and Lease Losses
Beginning balance	$784,937	$723,685	$61,252	8.5%
Allowance for acquired (sold) loans, net	19,114	70,035	(50,921)	NM
Reclassification of allowance related to unfunded commitments	—	(8,986)	8,986	NM
Provision for loan and lease losses	183,500	189,500	(6,000)	(3.2)
Charge-offs
Commercial loans and leases	(69,774)	(84,065)	14,291	(17.0)
Direct retail loans	(35,003)	(32,953)	(2,050)	6.2
Sales finance loans	(66,407)	(70,293)	3,886	(5.5)
Revolving credit loans	(39,200)	(37,765)	(1,435)	3.8
Mortgage loans	(4,498)	(3,359)	(1,139)	33.9

Total charge-offs	(214,882)	(228,435)	13,553	(5.9)

Recoveries
Commercial loans and leases	16,483	21,139	(4,656)	(22.0)
Direct retail loans	7,254	9,359	(2,105)	(22.5)
Sales finance loans	11,993	8,646	3,347	38.7
Revolving credit loans	7,290	6,215	1,075	17.3
Mortgage loans	899	369	530	143.6

Total recoveries	43,919	45,728	(1,809)	(4.0)

Net charge-offs	(170,963)	(182,707)	11,744	6.4

Ending balance	$816,588	$791,527	$25,061	3.2%

Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases	.35%	.43%
Net charge-offs excluding specialized lending as a percentage of average loans and leases (1)	.23	.32
Ratio of allowance for loan and lease losses to net charge-offs	3.58x	3.24 x

	Percentage Increase (Decrease)
	QTD 3Q04 vs. 3Q03		Annualized Link QTD 3Q04 vs. 2Q04		YTD 2004 vs. 2003
PERCENTAGE CHANGES IN SELECTED BALANCES ADJUSTED FOR PURCHASE ACQUISITIONS (2)
Average Balances
Commercial loans and leases	6.0%		5.3%		4.7%
Direct retail loans	12.2		11.0		10.9
Sales finance loans	(0.5)		—		(1.0)
Revolving credit loans	10.1		8.7		9.7
Mortgage loans (3)	5.6		(12.1)		10.2
Total loans and leases	6.5		2.5		6.4
Noninterest-bearing deposits	6.5		7.2		8.6
Interest-bearing transaction accounts	6.2		(3.1)		7.8
CDs and other time deposits	(3.5)		(22.8)		(2.2)
Other deposits	10.3		16.1		7.2
Total deposits	3.2%		(4.5	) %	3.4%

PERCENTAGE CHANGES IN SELECTED INCOME STATEMENT ITEMS BASED ON OPERATING EARNINGS ADJUSTED FOR PURCHASE ACQUISITIONS (2)
Net interest income - taxable equivalent	2.7%		7.0%		0.6%
Noninterest income
Service charges on deposits	9.8		12.3		9.7
Mortgage banking income	(71.8)		NM		(19.3)
Investment banking and brokerage fees and commissions	(9.1)		(23.7)		11.3
Trust revenue	(11.0)		(38.1)		(1.8)
Insurance commissions	5.4		(11.5)		8.0
Other nondeposit fees and commissions	11.9		16.6		11.0
Securities gains (losses), net	NM		NM		NM
Other income	23.0		(20.3)		16.7
Total noninterest income	(5.1)		(26.8)		(2.0)
Noninterest expense
Personnel expense	(8.6)		(22.9)		(4.2)
Occupancy and equipment expense	(0.3)		3.2		(1.3)
Other noninterest expense	(7.3)		(18.9)		(2.7)
Total noninterest expense	(7.1	) %	(18.2	) %	(3.4	) %

NOTES: All items referring to loans and leases include loans held for sale and are net of unearned income. Applicable ratios are annualized.

(1)	Excludes net charge-offs and average loans from BB&T’s specialized lending subsidiaries.
(2)	Adjusted to exclude estimated growth that resulted from the timing of acquisitions during 2004 and 2003.
(3)	Excludes the average impact of $1.0 billion in mortgage loans securitized in the third quarter of 2004.

NM - not meaningful.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Executive Vice President	(336) 733-3058
Page 13	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended
(Dollars in thousands)	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03
SELECTED MORTGAGE BANKING INFORMATION
Residential Mortgage Servicing Rights (4):
Ending balance	$440,327	$441,506	$419,937	$463,876	$486,842
Less: valuation allowance	(112,944)	(85,085)	(178,424)	(143,727)	(172,649)
Net balance	327,383	356,421	241,513	320,149	314,193

Mortgage Servicing Rights Valuation Allowance:
Beginning balance	$85,085	$178,424	$143,727	$172,649	$364,035
Provisions for impairment	40,185	—	43,590	—	—
Recaptures	—	(91,867)	—	(20,420)	(88,910)
Other-than-temporary impairment	(12,326)	(1,472)	(8,893)	(8,502)	(102,476)
Ending balance	112,944	85,085	178,424	143,727	172,649

Residential Mortgage Loan Originations	$2,125,721	$3,165,695	$2,299,118	$2,283,680	$5,887,089

Residential Mortgage Servicing Portfolio:
Loans serviced for others	$25,707,237	$24,662,645	$24,034,974	$25,015,348	$25,251,299
Bank owned loans serviced	11,891,511	12,831,806	12,821,573	11,623,391	11,166,084
Total servicing portfolio	37,598,748	37,494,451	36,856,547	36,638,739	36,417,383
Weighted Average Coupon Rate	5.84%	5.85%	5.94%	5.98%	6.01%
Weighted Average Servicing Fee	.346	.350	.349	.351	.352

	For the Quarter Ended
(Dollars in thousands, except per share data)	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03
RECONCILIATION TABLE
Net income	$412,885	$400,106	$328,500	$305,027	$115,891
Merger-related items, net of tax	(1,965)	351	6,144	30,176	14,829
Other, net of tax (3)	—	—	—	41,646	248,538
Operating earnings	410,920	400,457	334,644	376,849	379,258
Amortization of intangibles, net of tax	15,358	18,135	15,215	12,871	12,804
Amortization of mark-to-market adjustments, net of tax	3,877	3,874	5,106	3,926	3,925
Cash basis operating earnings	430,155	422,466	354,965	393,646	395,987

Return on average assets	1.69%	1.65%	1.43%	1.34%	.51%
Effect of merger-related charges, net of tax	(.01)	.01	.03	.13	.06
Effect of other, net of tax (3)	—	—	—	.19	1.09
Operating return on average assets	1.68%	1.66	1.46	1.66	1.66
Effect of amortization of intangibles, net of tax (2)	.15	.16	.14	.13	.13
Effect of amortization of mark-to-market adjustments, net of tax	.02	.01	.02	.02	.02
Cash basis operating return on average tangible assets	1.85	1.83	1.62	1.81	1.81

Return on average equity	15.42%	15.17%	12.93%	11.98%	4.50%
Effect of merger-related charges, net of tax	(.07)	.01	.24	1.19	.58
Effect of other, net of tax (3)	—	—	—	1.63	9.65
Operating return on average equity	15.35	15.18	13.17	14.80	14.73
Effect of amortization of intangibles, net of tax (2)	12.89	12.97	10.42	10.89	10.64
Effect of amortization of mark-to-market adjustments, net of tax	.26	.26	.34	.15	.25
Cash basis operating return on average tangible equity	28.50	28.41	23.93	25.84	25.62

Efficiency ratio (taxable equivalent) (1)	50.5%	52.9%	55.8%	59.7%	83.7%
Effect of merger-related charges	.2	(.1)	(.7)	(4.0)	(1.7)
Effect of other (3)	—	—	—	(3.0)	(29.0)
Operating efficiency ratio (1)	50.7	52.8	55.1	52.7	53.0
Effect of amortization of intangibles	(1.7)	(2.0)	(1.9)	(1.6)	(1.6)
Effect of amortization of mark-to-market adjustments	(.2)	(.3)	(.3)	(.3)	(.2)
Cash basis operating efficiency ratio (1)	48.8	50.5	52.9	50.8	51.2

Fee income ratio (1)	37.7%	38.8%	36.9%	36.5%	37.3%
Effect of other (3)	—	—	—	(1.8)	—
Operating fee income ratio (1)	37.7	38.8	36.9	34.7	37.3

Basic earnings per share	$.75	$.72	$.60	$.56	$.21
Effect of merger-related charges, net of tax	(.01)	—	.01	.06	.03
Effect of other, net of tax (3)	—	—	—	.07	.45
Operating basic earnings per share	.74	.72	.61	.69	.69

Diluted earnings per share	$.74	$.72	$.60	$.55	$.21
Effect of merger-related charges, net of tax	—	—	.01	.05	.03
Effect of other, net of tax (3)	—	—	—	.09	.44
Operating diluted earnings per share	.74	.72	.61	.69	.68
Effect of amortization of intangibles, net of tax	.02	.03	.02	.02	.02
Effect of amortization of mark-to-market adjustments, net of tax	.01	.01	.01	.01	.01
Cash basis operating diluted earnings per share	.77	.76	.64	.72	.71

Net yield on earning assets (taxable equivalent)	4.07%	4.02%	4.09%	3.89%	4.17%
Effect of other, net of tax (3)	—	—	—	.33	—
Operating net yield on earning assets	4.07	4.02	4.09	4.22	4.17

NOTES: Applicable ratios are annualized.

(1)	Excludes securities gains (losses), foreclosed property expense, provisions for or recaptures of the impairment of mortgage servicing rights, and gains or losses on mortgage banking-related derivatives. Operating and cash basis ratios also exclude merger-related items and nonrecurring charges, where applicable.
(2)	Reflects the effect of excluding average intangible assets from average assets and average equity to calculate cash basis ratios.
(3)	Reflects a loss on early extinguishment of debt totaling $248.5 million in the third quarter of 2003 and a one-time charge related to deferred income taxes associated with BB&T’s leasing operations totaling $41.6 million in the fourth quarter of 2003.
(4)	Balances exclude commercial mortgage servicing rights totaling $13.2 million, $14.7 million, $14.8 million, $14.8 million and $13.2 million, as of September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003, respectively.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Executive Vice President	(336) 733-3058
Page 14	Investor Relations	FAX (336) 733-3132

	For the Nine Months Ended
(Dollars in thousands, except per share data)	9/30/04	9/30/03
RECONCILIATION TABLE
Net income	$1,141,491	$759,876
Merger-related charges, net of tax	4,530	24,878
Other, net of tax (3)	—	262,231
Operating earnings	1,146,021	1,046,985
Amortization of intangibles, net of tax	48,707	21,076
Amortization of mark-to-market adjustments, net of tax	12,858	3,925
Cash basis operating earnings	1,207,586	1,071,986

Return on average assets	1.60%	1.21%
Effect of merger-related charges, net of tax	—	.04
Effect of other, net of tax (3)	—	.42
Operating return on average assets	1.60	1.67
Effect of amortization of intangibles, net of tax (2)	.15	.09
Effect of amortization of mark-to-market adjustments, net of tax	.02	.01
Cash basis operating return on average tangible assets	1.77	1.77

Return on average equity	14.53%	11.97%
Effect of merger-related charges, net of tax	.06	.39
Effect of other, net of tax (3)	—	4.13
Operating return on average equity	14.59	16.49
Effect of amortization of intangibles, net of tax (2)	12.08	7.87
Effect of amortization of mark-to-market adjustments, net of tax	.29	.09
Cash basis operating return on average tangible equity	26.96	24.45

Efficiency ratio (taxable equivalent) (1)	53.0%	64.4%
Effect of merger-related charges	(.2)	(1.1)
Effect of other (3)	—	(11.1)
Operating efficiency ratio (1)	52.8	52.2
Effect of amortization of intangibles	(1.9)	(.9)
Effect of amortization of mark-to-market adjustments	(.2)	(.1)
Cash basis operating efficiency ratio (1)	50.7	51.2

Basic earnings per share	$2.07	$1.53
Effect of merger-related charges, net of tax	.01	.05
Effect of other, net of tax (3)	—	.52
Operating basic earnings per share	2.08	2.10

Diluted earnings per share	$2.05	$1.51
Effect of merger-related charges, net of tax	.01	.05
Effect of other, net of tax (3)	—	.53
Operating diluted earnings per share	2.06	2.09
Effect of amortization of intangibles, net of tax	.09	.04
Effect of amortization of mark-to-market adjustments, net of tax	.02	.01
Cash basis operating diluted earnings per share	2.17	2.14

NOTES: Applicable ratios are annualized.

(1)	Excludes securities gains (losses), foreclosed property expense, provisions for or recaptures of the impairment of mortgage servicing rights, and gains or losses on mortgage banking-related derivatives. Operating and cash basis ratios also exclude merger-related and nonrecurring charges, where applicable.
(2)	Reflects the effect of excluding average intangible assets from average assets and average equity to calculate cash basis ratios.
(3)	Reflects nonrecurring contributions made by an affiliated trust totaling $13.7 million and a loss on early extinguishment of debt totaling $248.5 million in 2003.